Exhibit 99.3 SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Mallinckrodt Pharmaceuticals: Preliminary 2021 Strategic Plan March 2021Exhibit 99.3 SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Mallinckrodt Pharmaceuticals: Preliminary 2021 Strategic Plan March 2021

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (1 / 2) Cautionary Statements Related to Forward-Looking Statements Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: Mallinckrodt’s ongoing Chapter 11 cases; the ability of Mallinckrodt and its subsidiaries to obtain approval from the bankruptcy court with respect to motions or other requests made to the bankruptcy court throughout the course of the Chapter 11 cases and to negotiate, develop, obtain court approval of, confirm and consummate the plan of reorganization contemplated by the restructuring support agreement or any other plan that may be proposed, the effects of the Chapter 11 cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the amendment and joinder to the restructuring support agreement, including the amendment and joinder becoming effective, ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the restructuring support agreement, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement and the ability of the parties to receive the required approval by the bankruptcy court and to satisfy the other conditions of the restructuring support agreement, including satisfying the milestones specified in the restructuring support agreement; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the amended non-binding agreement in principle reached by Mallinckrodt in connection with the announcement of its filing of the Chapter 11 petitions regarding the terms and conditions of a global settlement to resolve all current and future opioid-related claims; potential delays in Mallinckrodt’s Chapter 11 process; the proposed settlement with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt’s financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of the Chapter 11 cases; the availability of operating capital during the pendency of the Chapter 11 cases, including events that could terminate Mallinckrodt’s right to continue to access the cash collateral of Mallinckrodt’s lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt’s Chapter 11 cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt’s exclusive right to file a Chapter 11 plan; the possibility that certain claims against Mallinckrodt may not be discharged as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan and continuing as a going concern; Mallinckrodt’s post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; 2SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (1 / 2) Cautionary Statements Related to Forward-Looking Statements Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: Mallinckrodt’s ongoing Chapter 11 cases; the ability of Mallinckrodt and its subsidiaries to obtain approval from the bankruptcy court with respect to motions or other requests made to the bankruptcy court throughout the course of the Chapter 11 cases and to negotiate, develop, obtain court approval of, confirm and consummate the plan of reorganization contemplated by the restructuring support agreement or any other plan that may be proposed, the effects of the Chapter 11 cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the amendment and joinder to the restructuring support agreement, including the amendment and joinder becoming effective, ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the restructuring support agreement, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement and the ability of the parties to receive the required approval by the bankruptcy court and to satisfy the other conditions of the restructuring support agreement, including satisfying the milestones specified in the restructuring support agreement; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the amended non-binding agreement in principle reached by Mallinckrodt in connection with the announcement of its filing of the Chapter 11 petitions regarding the terms and conditions of a global settlement to resolve all current and future opioid-related claims; potential delays in Mallinckrodt’s Chapter 11 process; the proposed settlement with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt’s financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of the Chapter 11 cases; the availability of operating capital during the pendency of the Chapter 11 cases, including events that could terminate Mallinckrodt’s right to continue to access the cash collateral of Mallinckrodt’s lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt’s Chapter 11 cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt’s exclusive right to file a Chapter 11 plan; the possibility that certain claims against Mallinckrodt may not be discharged as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan and continuing as a going concern; Mallinckrodt’s post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; 2

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (1 / 2) Cautionary Statements Related to Forward-Looking Statements (cont’d) Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even if the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 27, 2019 and Form 10-Q for the fiscal quarters ended September 25, 2020, June 26, 2020 and March 27, 2020. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. 3SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (1 / 2) Cautionary Statements Related to Forward-Looking Statements (cont’d) Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even if the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 27, 2019 and Form 10-Q for the fiscal quarters ended September 25, 2020, June 26, 2020 and March 27, 2020. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. 3

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (2 / 2) Non-GAAP Financial Measures When the Company provides its expectation for adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures is not available without unreasonable effort. This document contains financial measures, such as adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow, which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. Adjusted net sales represents net sales prepared in accordance with GAAP adjusted to remove the impact of the significant legal and environmental charge related to the Medicaid lawsuit and foreign currency fluctuations. Adjusted EBITDA represents amounts prepared in accordance with GAAP and adjusts for certain items that management believes are not reflective of the operational performance of the business. Consolidated adjusted EBITDA represents net income (loss), adjusted for interest expense, net, taxes, depreciation and amortization and certain items that management believes are not reflective of the operational performance of the business and additional adjustments. These adjustments include, but are not limited to, restructuring charges, net; non-restructuring impairment charges; inventory step-up expense; discontinued operations; changes in fair value of contingent consideration obligations; significant legal and environmental charges; divestitures; separation costs; gain on debt extinguishment, net; unrealized gain on equity investment; research & development upfront payments; reorganization items, net; share-based compensation and other items identified by the Company. Adjusted operating cash flow represents operating cash flow prepared in accordance with GAAP adjusted for separation costs, reorganization advisor fees, working capital impacts related to the CARES Act, significant legal and environmental charges and working capital impacts resulting from the company’s Chapter 11 bankruptcy filing. Free cash flow represents net cash provided by operating activities less capital expenditures, each as prepared in accordance with GAAP. The Company has provided these adjusted financial measures because they are used by the Human Resources and Compensation Committee of the Company’s board of directors for compensation purposes and/or management, along with financial measures in accordance with GAAP, to evaluate the company’s operating performance. In addition, the Company believes that they will be used by certain investors to measure Mallinckrodt’s operating results. Management believes that presenting these adjusted measures provides useful information about the Company's performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. When the Company provides its expectation for adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected net sales, net income, operating cash flow and capital expenditures) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. This non-GAAP information should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. 4SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimers (2 / 2) Non-GAAP Financial Measures When the Company provides its expectation for adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures is not available without unreasonable effort. This document contains financial measures, such as adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow, which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. Adjusted net sales represents net sales prepared in accordance with GAAP adjusted to remove the impact of the significant legal and environmental charge related to the Medicaid lawsuit and foreign currency fluctuations. Adjusted EBITDA represents amounts prepared in accordance with GAAP and adjusts for certain items that management believes are not reflective of the operational performance of the business. Consolidated adjusted EBITDA represents net income (loss), adjusted for interest expense, net, taxes, depreciation and amortization and certain items that management believes are not reflective of the operational performance of the business and additional adjustments. These adjustments include, but are not limited to, restructuring charges, net; non-restructuring impairment charges; inventory step-up expense; discontinued operations; changes in fair value of contingent consideration obligations; significant legal and environmental charges; divestitures; separation costs; gain on debt extinguishment, net; unrealized gain on equity investment; research & development upfront payments; reorganization items, net; share-based compensation and other items identified by the Company. Adjusted operating cash flow represents operating cash flow prepared in accordance with GAAP adjusted for separation costs, reorganization advisor fees, working capital impacts related to the CARES Act, significant legal and environmental charges and working capital impacts resulting from the company’s Chapter 11 bankruptcy filing. Free cash flow represents net cash provided by operating activities less capital expenditures, each as prepared in accordance with GAAP. The Company has provided these adjusted financial measures because they are used by the Human Resources and Compensation Committee of the Company’s board of directors for compensation purposes and/or management, along with financial measures in accordance with GAAP, to evaluate the company’s operating performance. In addition, the Company believes that they will be used by certain investors to measure Mallinckrodt’s operating results. Management believes that presenting these adjusted measures provides useful information about the Company's performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. When the Company provides its expectation for adjusted net sales, adjusted EBITDA, adjusted operating cash flow and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected net sales, net income, operating cash flow and capital expenditures) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. This non-GAAP information should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. 4

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS The Company will be better positioned to achieve its vision of being an innovation-driven biopharmaceutical growth company Company Vision …focused on improving …in two primary Innovation-driven outcomes for …adding value through brands segments – biopharmaceutical underserved patients clinical development Critical Care and company… with severe & critical and commercialization Immunology – … conditions… • Our strategic vision incorporates a refined focus on Critical Care opportunities, leveraging the Company’s existing strengths and capabilities, while sustaining the immunology portfolio • The Specialty Brands business has the medical, regulatory, and commercial capabilities to effectively compete in Critical Care, including: • Breadth of reach in the ICU / NICU, including strong relationships with intensivists, supported by experienced patient services organization, which provides patient education, reimbursement support, and service coordination (1) • Strong HEOR and value-based contracting expertise • Unique drug / device sales, marketing, and technical expertise • As a mature generics business, Specialty Generics will continue to deliver sustainable cash flows, leveraging vertical integration and commercial & operational excellence, while continuing to evaluate strategic options To realize this optimized focus, the Plan incorporates adjustments to align the organizational model with this vision (1) HEOR = Health Economics Outcomes Research 5SUBJECT TO FRE 408, STATE LAW EQUIVALENTS The Company will be better positioned to achieve its vision of being an innovation-driven biopharmaceutical growth company Company Vision …focused on improving …in two primary Innovation-driven outcomes for …adding value through brands segments – biopharmaceutical underserved patients clinical development Critical Care and company… with severe & critical and commercialization Immunology – … conditions… • Our strategic vision incorporates a refined focus on Critical Care opportunities, leveraging the Company’s existing strengths and capabilities, while sustaining the immunology portfolio • The Specialty Brands business has the medical, regulatory, and commercial capabilities to effectively compete in Critical Care, including: • Breadth of reach in the ICU / NICU, including strong relationships with intensivists, supported by experienced patient services organization, which provides patient education, reimbursement support, and service coordination (1) • Strong HEOR and value-based contracting expertise • Unique drug / device sales, marketing, and technical expertise • As a mature generics business, Specialty Generics will continue to deliver sustainable cash flows, leveraging vertical integration and commercial & operational excellence, while continuing to evaluate strategic options To realize this optimized focus, the Plan incorporates adjustments to align the organizational model with this vision (1) HEOR = Health Economics Outcomes Research 5

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Executing this strategy involves three phases, optimizing the Company's future operating model towards Critical Care

	2021	2022 / 2023	2024 / 2025
	Restructuring	Post-Emergence	Longer Term
Strategic Focus	Maximize EBITDA and align organizational operating model	Ensure compelling growth story by advancing clinical pipeline	Position to deliver longer-term growth and value appreciation
Business Focus: Critical Care	Grow through near term accretive partnerships [(1)]	Leverage commercial infrastructure to maximize product launches [(2)]	Establish leading Critical Care business through on-going investment in assets and capabilities
Business Focus: Immunology	Generate return on prior Phase IV data investments Drive commercial performance and partnerships [(1)]	Maximize EBITDA; explore opportunities to leverage capacity & patient hub	Continue to explore and consider strategic opportunities to maximize EBITDA
Business Focus: International	Execute near term accretive partnership in China to build portfolio, strengthen platforms	Drive growth through additional Therakos / INOmax launches and investment in commercial capabilities	Become OUS partner of choice for Critical Care assets; strengthen existing footprint
Business Focus: SpecGx	Initiate strategic investments needed to enhance enterprise value	Execute on strategic investments Continue to deliver pipeline launches Explore strategic opportunities	Continue to monetize pipeline Explore strategic opportunities

(1) Seek co-promotion partnerships to leverage existing salesforce capacity
(2) INOmax EVOLVE and new Therakos indications. Plan excludes Terlivaz

6

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Specialty Brands Strategic Outlook

- An optimized resource allocation toward Critical Care, prioritizing buy-ups and lifecycle management, is supported by a compelling strategic rationale that will allow the Company to capitalize on demonstrated and distinctive capabilities and invest in opportunities that require less development investment and time to accretive commercial impact
- The Company's Commercial growth remains rooted in the four pillars:
  - **Fortify Base:** Protect, strengthen & maintain the base business
  - **Expand Portfolio:** Successfully deliver on launches & international expansion opportunities
  - **Maximize Value:** Optimize brands approaching LOE to achieve full residual value
  - **Drive Innovation:** Execute prioritized list of high ROI innovation investments

Where We Will Play

Admission through ED, Surgery, or Transfer

Medical ICU	Surgical ICU	Burn ICU	PICU
Stepdown Unit	Cardiac ICU	Neuro ICU	NICU

6 therapeutic areas identified for growth opportunities

Circulatory	Respiratory	Neurological
Internal Organ	Supportive Care	Sepsis / Anti-Inflammatory

High Underserved Patient Needs:

- Growing patient population with severe and critical conditions; suffer from high morbidity & mortality
- Tangible value proposition and opportunity to leverage value-based contracting experience
- Demonstrate value through reduction in ICU days → lower cost and improved patient outcomes

7

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Critical Care has strong commercialized and existing pipeline options

Projected Brands Pipeline at Emergence

TA	Preclinical	Phase 1	Phase 2	Phase 3	Commercialized
Critical Care			Nitric Oxide *TBI[3], Cardio* StrataGraft *FT* MNK-6106 *Hepatic encephalopathy*	Therakos *SOLAS* INOmax *Japan* MNK-6105 *Hepatic encephalopathy* Terlivaz *Canada, Japan*	INOmax *HRF[4]* INOmax *EVOLVE device* Therakos *CTCL[5]* UVADEX *Chronic GVHD[1] (JP)* Terlivaz[6] *HRS[2] Type 1* (Pending Approval) StrataGraft *DPT* (Pending Approval)
Immunology	SLN *Complement-mediated diseases*	SLN500 *Complement-mediated diseases*			Acthar Gel *(Sarcoidosis, Proteinuria, Uveitis, RA, MS, SLE, etc.* Acthar Gel *Alternate delivery device*
Other[7]					Amitiza Ofirmev

Legend: Product *Indication* | **Pending Approval** *Indication*

Notes:
1. Graft vs Host Disease; 2.Hepatorenal Syndrome; 3.Traumatic Brain Injury; 4. Hypoxic Respiratory Failure; 5. Cutaneous T-cell Lymphoma; 6. Terlivaz not included in the revenue projections for the forecast period; 7. Passively managed brands

8

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Work is ongoing across the organization to align our capabilities with the Critical Care strategic focus

Targeted Savings

The Company is enacting approximately $85 million of targeted annualized cost savings across SG&A and R&D, which support the Company's refined strategy and optimize its cost structure

($ in millions)	2021	2022	2023	2024	2025
Commercial initiatives	$ 4	$ 17	$ 24	$ 24	$ 25
G&A Initiatives	8	33	30	30	30
R&D Initiatives	-	28	28	29	30
Total	**$ 12**	**$ 78**	**$ 82**	**$ 83**	**$ 85**

Commentary

- **Commercial Initiatives**
  - Pursue co-promotion partnerships that leverage breadth of reach in ICU
  - More efficient Acthar commercial model to maximize value
  - Optimize Critical Care resource model
- **G&A Initiatives**
  - Cost savings initiatives across various corporate functions and programs
- **R&D Initiatives**
  - Optimize lean, Critical Care-focused development model and project budget priorities
  - Evaluate flexible, technology-enabled model to reduce fixed costs

9

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

These cost savings support the Company's focus on Critical Care opportunities

- The Company's targeted savings initiatives across cost areas and functions is expected to be implemented in the near term, yielding annual run rate savings of $85 million in 2025
- Additionally, the Company will require a relatively lower uncommitted budget, reflective of Critical Care opportunities having lower investment thresholds, which results in a $30 - $40 million improvement

($ in millions)

Cost Area	Description	Target Annual Run Rate Savings (FY2025)
Commercial	Savings driven by move to multi-specialty approach in Acthar commercial model, which optimizes resource allocation and increased use of digital tools	$19
Commercial	Consolidation of Acthar marketing tactics, leveraging cost efficient digital capabilities	$6
G&A	Project and program spend reductions, including rationalization of technology projects, operations reorganization and discretionary spend areas	$14
G&A	Optimization across corporate functions, including finance, HR, communications and legal	$16
R&D	Development optimizations and alignment toward Critical Care opportunities	$19
R&D	Improvements in post-launch maintenance and alignment toward Critical Care opportunities	$11
	Total	**$85**

10

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Specialty Generics Strategic Outlook Specialty Generics continues to deliver stable cash flows amidst near-term headwinds and make the proper strategic investments required to drive mid-to-longer term growth › 2020 SpecGx expected operating profit is in line with the original budget, even as Company dealt with numerous headwinds and challenges related to COVID-19, bankruptcy, and other key portfolio shifts, as well as taxes, legal expenses, & market declines associated with its opioids business › Nearly half of 2020 EBITDA is a direct result of the incremental value from 2019/2020 initiatives to restructure SpecGx (FTEs, R&D, and SG&A reductions), optimize distribution/procurement contracts, and adjust pricing › COVID-19 response efforts were well-managed, but COVID-19 is driving declines in the projections for 2020-2022 due to market demand shifting away from higher value ADHD segments and delays to R&D projects › Longer-term growth fueled by (i) the maturing of a robust pipeline of high value products that continue to diversify the portfolio and (ii) projects to support site utilization inclusive of line extensions and contract manufacturing 11SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Specialty Generics Strategic Outlook Specialty Generics continues to deliver stable cash flows amidst near-term headwinds and make the proper strategic investments required to drive mid-to-longer term growth › 2020 SpecGx expected operating profit is in line with the original budget, even as Company dealt with numerous headwinds and challenges related to COVID-19, bankruptcy, and other key portfolio shifts, as well as taxes, legal expenses, & market declines associated with its opioids business › Nearly half of 2020 EBITDA is a direct result of the incremental value from 2019/2020 initiatives to restructure SpecGx (FTEs, R&D, and SG&A reductions), optimize distribution/procurement contracts, and adjust pricing › COVID-19 response efforts were well-managed, but COVID-19 is driving declines in the projections for 2020-2022 due to market demand shifting away from higher value ADHD segments and delays to R&D projects › Longer-term growth fueled by (i) the maturing of a robust pipeline of high value products that continue to diversify the portfolio and (ii) projects to support site utilization inclusive of line extensions and contract manufacturing 11

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Specialty Generics' strategy focuses on maximizing value of the business to maintain range of strategic options

Execution

Stability

- Maintain market share in existing segment areas (opioids, ADHD, addiction treatment) while pipeline matures and diversifies
- Mitigate natural portfolio erosion with CapEx projects that increase revenues (API focus)

Pipeline

- Advance current ANDA pipeline of oral solid and complex formulations
- Deliver organic growth that further diversifies business beyond opioids
- Enhance API development and technical capabilities to stimulate growth and utilization of STL Plant

Efficiency

- Increase plant absorption in Hobart and STL with new contract manufacturing arrangements
- Prioritize cost containment
  - COGS
  - R&D
  - SG&A

Capital Allocation

- Strategic investment in CapEx projects delivering mid-term EBITDA and multiple enhancement
- Demonstrate sustainable, long-term value of core assets through reliability and higher ROI investments

12

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Consolidated Revenue and EBITDA Summary (1) • Projected revenue and EBITDA grow in the outer years as the Company emerges from Chapter 11 and optimizes its development strategy on Critical Care opportunities to drive long-term growth • Overall assumptions remain similar to those discussed in the prior plan, but reflect refined outlook based on the current market environment (2) (3) • Revenue and margins impacted by Terlivaz CRL and LOE of managed brands, partially offset by certain improvements in the existing portfolio, and a series of initiatives to align with the Company’s strategic vision and development focus on Critical Care Net Sales ($ in millions) EBITDA ($ in millions) $3,000 $3,500 80% $2,506 $2,523 $2,387 $2,358 $3,000 $2,500 $2,290 ‘21 – ’25 CAGR: +1.2% 60% $2,500 $2,000 $2,000 37% $1,500 36% 36% 35% 35% 40% $1,500 $1,000 $917 $879 $840 $832 $838 $1,000 20% $500 $500 $- $- – 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E Current Plan Current Plan EBITDA % Note: 2020 includes actual results through Q3 and projections for Q4 (1) As used in this document, EBITDA excludes stock compensation expense and certain non-GAAP items. Refer to “Non-GAAP Financial Measures” description on page 4. (2) CRL = Complete Response Letter from the FDA (3) LOE = Loss of Exclusivity 13SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Consolidated Revenue and EBITDA Summary (1) • Projected revenue and EBITDA grow in the outer years as the Company emerges from Chapter 11 and optimizes its development strategy on Critical Care opportunities to drive long-term growth • Overall assumptions remain similar to those discussed in the prior plan, but reflect refined outlook based on the current market environment (2) (3) • Revenue and margins impacted by Terlivaz CRL and LOE of managed brands, partially offset by certain improvements in the existing portfolio, and a series of initiatives to align with the Company’s strategic vision and development focus on Critical Care Net Sales ($ in millions) EBITDA ($ in millions) $3,000 $3,500 80% $2,506 $2,523 $2,387 $2,358 $3,000 $2,500 $2,290 ‘21 – ’25 CAGR: +1.2% 60% $2,500 $2,000 $2,000 37% $1,500 36% 36% 35% 35% 40% $1,500 $1,000 $917 $879 $840 $832 $838 $1,000 20% $500 $500 $- $- – 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E Current Plan Current Plan EBITDA % Note: 2020 includes actual results through Q3 and projections for Q4 (1) As used in this document, EBITDA excludes stock compensation expense and certain non-GAAP items. Refer to “Non-GAAP Financial Measures” description on page 4. (2) CRL = Complete Response Letter from the FDA (3) LOE = Loss of Exclusivity 13

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Net Sales Forecast by Product Category

Specialty Brands Net Sales[1] ($ in millions)


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$775
$715
$728
$753
$796
$932
$855
$830
$836
$811
2021E
2022E
2023E
2024E
2025E
Immunology, Pipeline & Other
Critical Care

Specialty Generics Net Sales[1] ($ in millions)


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
40%
35%
30%
25%
20%
15%
10%
5%
0%
35%
32%
29%
24%
24%
$3
$32
$97
$218
$220
$677
$688
$703
$700
$696
2021E
2022E
2023E
2024E
2025E
Base Business
Pipeline
Opioids (% of Total Sales)

(1) Refer to "Non-GAAP Financial Measures" description on page 4

14

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Consolidated Projections Overview & Key Assumptions › Key strategic priorities include: − Optimize resource allocation efforts towards Critical Care opportunities to strengthen clinical pipeline aligned with differentiated capabilities, while sustaining the immunology portfolio − Realign cost structure, operating model and culture of organization to a leaner Critical Care-focused strategy, via a series of cost-savings initiatives to align SG&A and R&D resource allocation with company vision Overview − Complete the Company’s Chapter 11 reorganization, increasing future access to capital in order to identify and invest in transformative pipeline projects within Critical Care − Support Specialty Generics with sound investments in R&D, advanced technologies, increased vertical integration, and commercial operating excellence to deliver sales and growth targets › The Company’s Unlevered Free Cash Flow excludes debt service and cash taxes − Based on current terms of the RSA, proforma annual cash interest is approximately $210 million with no debt repayments − Current year cash taxes are estimated at approximately $40 million, with projected cash taxes estimated between 8 - 10% of non- GAAP pre-tax income on a consolidated basis › Operating cash flow assumptions include impact of initiatives to support strategic realignment − Increase in CapEx in 2022 and 2023 for INOmax EVOLVE launch Key − Product-related contingent payments include various milestone obligations relating to pipeline products Assumptions › Assumes the RSA is approved in its current form and a Plan of Reorganization is confirmed at the end of Q3 2021; estimated payments upon emergence include − Admin and Priority claims of $160 million − Trade and GUC claims of $150 million − Upfront cash payment for the Opioid and CMS/DOJ settlements of $450 million and $15 million, respectively › Restructuring Expenses include expenses to facilitate the Company's Chapter 11 reorganization, including professional fees 15SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Consolidated Projections Overview & Key Assumptions › Key strategic priorities include: − Optimize resource allocation efforts towards Critical Care opportunities to strengthen clinical pipeline aligned with differentiated capabilities, while sustaining the immunology portfolio − Realign cost structure, operating model and culture of organization to a leaner Critical Care-focused strategy, via a series of cost-savings initiatives to align SG&A and R&D resource allocation with company vision Overview − Complete the Company’s Chapter 11 reorganization, increasing future access to capital in order to identify and invest in transformative pipeline projects within Critical Care − Support Specialty Generics with sound investments in R&D, advanced technologies, increased vertical integration, and commercial operating excellence to deliver sales and growth targets › The Company’s Unlevered Free Cash Flow excludes debt service and cash taxes − Based on current terms of the RSA, proforma annual cash interest is approximately $210 million with no debt repayments − Current year cash taxes are estimated at approximately $40 million, with projected cash taxes estimated between 8 - 10% of non- GAAP pre-tax income on a consolidated basis › Operating cash flow assumptions include impact of initiatives to support strategic realignment − Increase in CapEx in 2022 and 2023 for INOmax EVOLVE launch Key − Product-related contingent payments include various milestone obligations relating to pipeline products Assumptions › Assumes the RSA is approved in its current form and a Plan of Reorganization is confirmed at the end of Q3 2021; estimated payments upon emergence include − Admin and Priority claims of $160 million − Trade and GUC claims of $150 million − Upfront cash payment for the Opioid and CMS/DOJ settlements of $450 million and $15 million, respectively › Restructuring Expenses include expenses to facilitate the Company's Chapter 11 reorganization, including professional fees 15

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Summary Preliminary Consolidated Projections ($ in millions) 2021E 2022E 2023E 2024E 2025E Net Sales Specialty Brands $ 1, 707 $ 1, 571 $ 1, 558 $ 1, 588 $ 1, 607 Specialty Generics 680 720 800 918 916 Consolidated Net Sales $ 2, 387 $ 2, 290 $ 2, 358 $ 2, 506 $ 2, 523 % Growth Y/Y (12.5%) (4.1%) 2.9% 6.3% 0.7% EBITDA Specialty Brands $ 730 $ 733 $ 708 $ 712 $ 695 Specialty Generics 110 98 131 205 185 (1) Consolidated EBITDA $ 840 $ 832 $ 838 $ 917 $ 879 EBITDA Margin 35.2% 36.3% 35.6% 36.6% 34.9% (1) EBITDA $ 840 $ 832 $ 838 $ 917 $ 879 Change in Net Working Capital (50) 52 (12) (34) (11) Capital Expenditures (76) (119) (104) (76) (58) Restructuring & Other Expenses (268) (15) - - (45) Post-emergence Expenses Opioid Settlement Payments (450) (200) (200) (150) (150) CMS Settlement Payments (15) (15) (20) (20) (33) Admin & Priority Claims (160) - - - - Trade / GUC Claims (150) - - - - (2) $ (329) $ 534 $ 502 $ 637 $ 583 Unlevered Free Cash Flow Note: Projections are preliminary estimates. (1) Excludes stock compensation expense. Refer to “Non-GAAP Financial Measures” description on page 4 (2) Unlevered free cash flow before cash taxes (3) Ending cash for FY2020 was approximately $1.1 billion 16SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Summary Preliminary Consolidated Projections ($ in millions) 2021E 2022E 2023E 2024E 2025E Net Sales Specialty Brands $ 1, 707 $ 1, 571 $ 1, 558 $ 1, 588 $ 1, 607 Specialty Generics 680 720 800 918 916 Consolidated Net Sales $ 2, 387 $ 2, 290 $ 2, 358 $ 2, 506 $ 2, 523 % Growth Y/Y (12.5%) (4.1%) 2.9% 6.3% 0.7% EBITDA Specialty Brands $ 730 $ 733 $ 708 $ 712 $ 695 Specialty Generics 110 98 131 205 185 (1) Consolidated EBITDA $ 840 $ 832 $ 838 $ 917 $ 879 EBITDA Margin 35.2% 36.3% 35.6% 36.6% 34.9% (1) EBITDA $ 840 $ 832 $ 838 $ 917 $ 879 Change in Net Working Capital (50) 52 (12) (34) (11) Capital Expenditures (76) (119) (104) (76) (58) Restructuring & Other Expenses (268) (15) - - (45) Post-emergence Expenses Opioid Settlement Payments (450) (200) (200) (150) (150) CMS Settlement Payments (15) (15) (20) (20) (33) Admin & Priority Claims (160) - - - - Trade / GUC Claims (150) - - - - (2) $ (329) $ 534 $ 502 $ 637 $ 583 Unlevered Free Cash Flow Note: Projections are preliminary estimates. (1) Excludes stock compensation expense. Refer to “Non-GAAP Financial Measures” description on page 4 (2) Unlevered free cash flow before cash taxes (3) Ending cash for FY2020 was approximately $1.1 billion 16

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Illustrative Emergence Sources & Uses

- The following illustrative emergence sources and uses are based on an emergence at the end of September 2021
- Note that these estimates exclude potential CARES Act refunds given the uncertainty of timing related review, processing and payment
- Additionally, note that these estimates illustratively exclude the impact of the First Lien Settlement Term Sheet, including the 0.5% to 1.0% Term Loan Exit Payment as well as the incremental 0.5% rate increase on the existing term loans during the case.

($ in millions)

Sources		
Cash from Balance Sheet [1][2]	$	1,051
Total Sources	**$**	**1,051**

Uses		
Opioid Settlement - Upfront Cash Payment [3]	$	450
CMS/DOJ Settlement - Upfront Cash Payment [4]		15
Admin and Priority Claims		160
Trade/GUC Claims		150
Noteholder Consent Fee		19
Cash to Balance Sheet [5]		257
Total Uses	**$**	**1,051**

Notes:

(1) Preliminary estimated cash at September 30, 2021, excluding potential CARES Act refunds and subject to further review

(2) Includes an estimated $114 million ECF sweep payment

(3) Upfront cash payment for opioid settlement as part of $1.6 billion of structured cash payments over seven years

(4) Upfront cash payment for Acthar plaintiffs (CMS, DOJ and government entities) as part of $260 million of structured cash payments over seven years

(5) Excludes other potential financing related transactions

17

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Consolidated EBITDA Bridge From Prior Plan

- Cumulative Consolidated EBITDA, when compared to the prior plan, is projected to be above prior plan
- Margin changes driven by exclusion of Terlivaz and revised assumptions across other Brands and Generics products
- Reduced legal expenses driven by completion of whole company restructuring
- Strategic savings initiatives drive ~$85m of annual savings in outer years, including carrying forward into 2025 and beyond

($ in millions)	2020	2021	2022	2023	2024
Prior plan EBITDA	$ 920	$ 834	$ 880	$ 873	$ 888
Margins and Other		(19)	(241)	(233)	(145)
Legal		55	56	57	56
1 Commercial		(18)	33	39	31
2 Shared Services & Other		(23)	37	34	24
Total SG&A		15	126	129	112
3 **Total R&D**		10	67	69	63
Reclassifications		(16)	(9)	(1)	4
Plan EBITDA (1)	$ 1,042	$ 840	$ 832	$ 838	$ 917
Change from Prior Plan	$ 122	$ 5	$ (48)	$ (35)	$ 29

(1) Excludes restructuring costs. Refer to "Non-GAAP Financial Measures" description on page 4 and "Bridges of GAAP Financial Measures to non-GAAP Performance Measures" on page 20.

Key Strategic Savings Initiatives

1. **Commercial savings initiatives** that achieve full run rate of ~$24m/yr, driven largely by optimizations to commercial model (e.g., multi-specialty focus for Acthar team)

2. **Shared services savings initiatives** with run rate of ~$30m/yr from 2022 onward, driven by cost savings across various corporate functions and programs

3. **R&D optimization** plan with run rate of ~$30m/yr from 2022 driven by various R&D initiatives

   Reduced uncommitted R&D project spend of approximately $30-$40m annually from 2022 driven by lower investment requirements for typical Critical Care opportunities

18

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

2020 and 2021 KEIP Performance Measures

$ in millions

Performance Measures - 2020[2],[7]

Performance Measure		Actuals	
	H1 Performance	Q3 Performance	Q4 Performance[5]
Adj. Operating Cash Flow[3]	$ 303	$ 118	$ 178
Adj. Net Sales [4]	$ 1,354	$ 698	$ 682
Totals			

Performance Measures - H1 2021[8]

Performance Measure		Target	
	Threshold 50%	Target 100%	Stretch 150%
Adj. EBITDA	$ 355	$ 418	$ 481
Adj. Operating Cash Flow	$ 342	$ 402	$ 463
Adj. Net Sales	$ 1,067	$ 1,186	$ 1,305
Pipeline Metric		(5)	
Totals			

Performance Measures - H2 2021[8]

Performance Measure		Target	
	Threshold 50%	Target 100%	Stretch 150%
Adj. EBITDA	$ 358	$ 422	$ 485
Adj. Operating Cash Flow	$ 263	$ 310	$ 356
Adj. Net Sales	$ 1,081	$ 1,201	$ 1,321
Pipeline Metric		(6)	
Totals			

Refer to "Non-GAAP Financial Measures" section on page 4 and "Bridges of GAAP Financial Measures to non-GAAP Performance Measures" on page 20

Notes

(1) Preliminary and unaudited.

(2) Consistent with prior year practices, the performance measures used for compensation purposes include non-GAAP financial measures which exclude the effects of certain items which the HRCC believes do not represent ongoing operating results and/or business trends.

(3) For purposes of Adjusted Operating Cash Flow, the adjustments to the corresponding GAAP financial measure relate to restructuring and restructuring related charges, net; certain tax implications under the CARES Act; cost associated with the ongoing Acthar and Opioid litigations, and other items identified by the company. A bridge from the Company's GAAP financials to the non-GAAP measures is attached hereto.

(4) For purposes of Adj. Net Sales, the adjustments to the corresponding GAAP financial measure relate to the effects of the CMS ruling regarding the AMP reset (refer to Note 11 in the 2020 Q2 Form 10-Q filed on 8/4/2020 for further detail) as well as any foreign exchange rate effects that are captured in the GAAP financial measures. A bridge from the Company's GAAP financials to the non-GAAP measures is attached hereto.

(5) For H1 2021, these milestones include:
Acthar Auto Injector: Complete device validation build and verification testing: June 25, 2021.
Evolve: Complete bio compatibility, reliability, and human factors testing: May 31, 2021.
StrataGraft: Obtain approval of U.S. packaging insert that approximates target product profile: June 25, 2021.

(6) For H2 2021, these milestones include:
Evolve: Submit product for approval: October 31, 2021.
StrataGraft: First Subject First Dose in P2 development program: December 31, 2021.

(7) For 2020, the weights associated with the Performance Measures were: Adj. Operating Cash Flow (60%), Adj. Net Sales (25%) and Product Launch Execution (15%).

(8) For 2021, the weights associated with the Performance Measures are: Adj. EBTIDA (40%), Adj. Operating Cash Flow (40%), Adj. Net Sales (10%), and Pipeline Metric (10%).

Mallinckrodt Pharmaceuticals 19

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Bridges of GAAP Financial Measures to non-GAAP Performance Measures

Adj. Operating Cash Flow

($ in millions)		2020 H1A		Q3A		Q4A[1]		Full 2020
Operating Cash Flow (GAAP)	$	**225**	$	**70**	$	**204**	$	**499**
Separation Cost		42		33		18		93
Reorganization Advisor Fees		-		-		51		51
CARES Payroll Deferral		(6)		(5)		(3)		(13)
Opioid Legal		40		13		3		56
Acthar Related Legal Matters		13		6		2		21
Chapter 11 AP & Accrual Adjustment		-		-		(80)		(80)
Normalized Interest Payment		-		-		(17)		(17)
CMS Base AMP Reset		(11)		-		-		(11)
Adj. Operating Cash Flow (non-GAAP)	$	**303**	$	**118**	$	**178**	$	**598**

Net Sales Revenue

($ in millions)		2020 H1A		Q3A		Q4A[1]		Full 2020
Net Sales (GAAP)	$	**832**	$	**698**	$	**683**	$	**2,213**
Adj. for Medicaid lawsuit		534		1		1		536
CMS Base AMP Reset		(12)		-		-		(12)
FX Impacts		(1)		(1)		(1)		(3)
Adj. Net Sales (non-GAAP)	$	**1,354**	$	**698**	$	**682**	$	**2,734**

Notes
(1) Preliminary and unaudited.

Refer to "Non-GAAP Financial Measures" section on page 4

Mallinckrodt Pharmaceuticals
20